FirstNet	12 Months Ended
Dec. 31, 2020
Contractors [Abstract]
FirstNet
NOTE 20. FIRSTNET

In 2017, the First Responder Network Authority (FirstNet) selected AT&T to build and manage the first nationwide broadband network dedicated to America’s first responders. Under the 25-year agreement, FirstNet provides 20 MHz of valuable telecommunications spectrum and success-based payments of $6,500 over the first five years to support network buildout. We are required to construct a network that achieves coverage and nationwide interoperability requirements and have a contractual commitment to make sustainability payments of $18,000 over the 25-year contract. These sustainability payments represent our commitment to fund FirstNet’s operating expenses and future reinvestments in the network which we own and operate, which we estimate in the $3,000 or less range over the life of the 25-year contract. After FirstNet’s operating expenses are paid, we anticipate the remaining amount, expected to be in the $15,000 range, will be reinvested into the network.

During 2020, we submitted $120 in sustainability payments, with future payments under the agreement of $120 for 2021; $195 for 2022, 2023, 2024 and 2025; and $16,620 thereafter. Amounts paid to FirstNet, which are not expected to be returned to AT&T to be reinvested into our network, will be expensed in the period paid. In the event FirstNet does not reinvest any funds to construct, operate, improve and maintain this network, our maximum exposure to loss is the total amount of the sustainability payments, which would be reflected in higher expense.

The $6,500 of initial funding from FirstNet is contingent on the achievement of six operating capability milestones and certain first responder subscriber adoption targets. These milestones are based on coverage objectives of the first responder network during the construction period, which is expected to be over five years, and subscriber adoption targets. Funding payments to be received from FirstNet are reflected as a reduction from the costs capitalized in the construction of the network and, as appropriate, a reduction of associated operating expenses. As of December 31, 2020, we have collected approximately $5,000 for the completion of certain tasks and anticipate collecting the remainder of the $6,500 as we achieve milestones set out by FirstNet over the next two years. We also expect to receive approximately $200 over the next few years from FirstNet for reinvestment above the original success-based payments.